UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K&L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/14

Date of reporting period: 09/30/14

Item 1.	Schedule of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

September 30, 2014

(Unaudited)

Other Assets and Liabilities-100.0%	$95,582,937

Net Assets-100.0%	$95,582,937

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	December 2014	335	$35,425,908	$412,545
10 Year Canada Bond	December 2014	445	53,838,721	(332,990)
10 Year Japan Government Bond	December 2014	26	34,578,151	34,321
10 Year U.S. Treasury Note	December 2014	510	63,566,719	(384,421)
Amsterdam Exchanges Index	October 2014	41	4,363,917	34,652
ASX SPI 200 Index	December 2014	41	4,740,377	(110,347)
CAC 40 10 Euro	October 2014	69	3,846,356	(8,371)
Cocoa *	December 2014	282	9,306,000	301,665
Coffee ‘C’ *	December 2014	71	5,147,944	(4,509)
Copper *	December 2014	4	300,750	(13,736)
Corn *	December 2014	185	2,966,938	(284,055)
Cotton No.2 *	December 2014	110	3,375,350	(193,847)
E-Mini S&P 500	December 2014	112	11,006,800	(143,667)
E-Mini S&P MidCap 400	December 2014	71	9,694,340	(366,681)
Euro-Bund	December 2014	143	27,034,970	164,849
FTSE 100 Index	December 2014	44	4,711,025	(107,573)
FTSE/JSE Top 40 Index	December 2014	165	6,518,354	(254,233)
FTSE/MIB Index	December 2014	21	2,767,583	(17,261)
German Stock Index	December 2014	12	3,595,658	(71,370)
Gold 100 Oz *	December 2014	19	2,302,040	(171,923)
Hang Seng China Enterprises Index	October 2014	64	4,256,034	(101,673)
Hang Seng Index	October 2014	33	4,849,316	(159,612)
IBEX 35 Index	October 2014	22	3,016,925	(14,433)
ICE Brent Crude *	December 2014	14	1,334,480	(102,909)
ICE Gas Oil *	November 2014	19	1,535,675	(109,745)
Lean Hogs *	December 2014	270	10,208,700	125,005
Live Cattle *	December 2014	101	6,604,390	228,279
LME Primary Aluminum *	November 2014	87	4,237,988	(213,113)
LME Primary Nickel *	November 2014	55	5,372,730	(927,360)
LME Zinc *	November 2014	109	6,225,263	(260,892)
Long Gilt	December 2014	237	43,463,189	166,372
MSCI Taiwan Stock Index	October 2014	155	5,020,450	(6,213)
Natural Gas *	November 2014	232	9,560,720	523,551
NY Harbor ULSD *	November 2014	7	779,247	(53,937)
NYMEX WTI Crude *	November 2014	14	1,276,240	(29,185)
OMXS30 Index	October 2014	220	4,282,734	(12,830)
Russell 2000 Mini Index	December 2014	79	8,663,140	(367,070)
S&P/Toronto Stock Exchange 60 Index	December 2014	46	7,075,406	(218,908)
SGX MSCI Singapore Index	October 2014	94	5,443,657	(11,114)
SGX S&P CNX Nifty Index	October 2014	268	4,281,836	(51,305)
Silver *	December 2014	15	1,279,275	(228,222)
Soybean *	November 2014	64	2,922,400	(501,323)
Tokyo Price Index	December 2014	37	4,475,698	123,115
Wheat *	December 2014	85	2,030,438	(223,662)

			$437,283,832	$(3,944,136)

See accompanying notes to Schedules of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

September 30, 2014

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
LME Lead *	November 2014	13	$681,281	$(5,266)
Sugar #11 *	March 2015	24	442,176	(10,701)

			$1,123,457	$(15,967)

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”).

Total Return Swap Agreements - Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	10/16/14	$3,746,656	$(207,994)
KOSPI 200 Index	Goldman Sachs	12/11/14	4,749,787	(133,842)

			$8,496,443	$(341,836)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$77,890,025	17.4%
Equity Risk	111,106,049	24.9%
Interest Rate Risk	257,907,658	57.7%

Total	$446,903,732	100.0%

See accompanying notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

September 30, 2014

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-99.4%
Coal-0.6%
United States-0.6%
Alliance Resource Partners, L.P.(1)	124,201	$8,475,476

		8,475,476

Crude/Natural Gas Production-2.7%
United States-2.7%
Memorial Production Partners LP(1)	1,250,681	27,514,982

Western Gas Equity Partners, LP(1)	177,805	10,835,437

		38,350,419

Crude/Refined Products Pipelines-29.3%
United States-29.3%
American Midstream Partners, LP(1)(2)(3)	589,377	15,606,703
Arc Logistics Partners LP(1)	334,828	8,504,631
CVR Refining, LP(1)	381,800	8,888,304
Enbridge Energy Management, L.L.C.(1)(4)	1,051,676	39,132,866
Kinder Morgan Management, LLC(1)(4)	940,010	88,501,899
Kinder Morgan, Inc.	1,632,601	62,593,922
Magellan Midstream Partners, L.P.(1)	170,846	14,381,817
Oiltanking Partners, L.P.(1)	186,252	9,236,237
Plains GP Holdings, L.P., Class A	2,256,377	69,157,955
Rose Rock Midstream, L.P.(1)	286,359	16,938,135
SemGroup Corporation	764,854	63,689,393
Summit Midstream Partners, LP(1)	365,897	18,609,521
Western Refining Logistics, LP(1)	114,300	3,979,926

		419,221,309

Electric Utilities-2.8%
United States-2.8%
NRG Yield, Inc., Class A	841,842	39,608,666

		39,608,666

Independent Power and Renewable Electricity Producers-2.7%
United Kingdom-2.0%
Abengoa Yield plc(1)	821,329	29,222,886

United States-0.7%
TerraForm Power, Inc., Class A(1)	371,200	10,712,832

		39,935,718

Independent Power Producers & Energy Traders-0.8%
United States-0.8%
Pattern Energy Group Inc.	368,454	11,392,598

		11,392,598

Natural Gas Gathering/Processing-28.2%
United States-28.2%
Access Midstream Partners, L.P.(1)	176,298	11,219,605
CONE Midstream Partners LP(1)	101,009	2,838,353
EnLink Midstream, LLC	1,390,492	57,469,034
LinnCo, LLC	1,255,284	36,340,472
Markwest Energy Partners, L.P.(1)	214,089	16,446,317
NGL Energy Partners LP(2)(3)	477,500	17,672,275
NGL Energy Partners LP(1)	747,789	29,440,453
Targa Resources Corp.	723,421	98,508,238
Targa Resources Partners LP(1)	126,780	9,172,533

See accompanying notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

September 30, 2014

(Unaudited)

	Shares/Units	Fair Value
Natural Gas Gathering/Processing (continued)
United States (continued)
The Williams Companies, Inc.	2,267,040	$125,480,663

		404,587,943

Natural Gas/Natural Gas Liquids Pipelines-19.4%
Monaco-0.5%
GasLog Partners LP(1)	225,857	6,933,810
United Kingdom-2.0%
VTTI Energy Partners LP(1)	1,131,304	28,350,478
United States-16.9%
AmeriGas Partners, L.P.(1)	165,954	7,570,821
Buckeye Partners, L.P.(1)	191,806	15,275,430
Energy Transfer Equity, L.P.(1)	504,614	31,129,637
Energy Transfer Partners, L.P.(1)	214,024	13,695,396
Enterprise Products Partners L.P.(1)	881,088	35,507,846
EQT Midstream Partners, LP(1)	234,993	21,057,723
ONEOK, Inc.	856,011	56,111,521
PBF Logistics LP	122,610	3,104,485
Rice Energy Inc.(1)	131,033	3,485,478
Spectra Energy Corp	1,424,685	55,933,133

		278,155,758

Oil & Gas Drilling-0.2%
United Kingdom-0.2%
Transocean Partners LLC(1)	125,424	3,283,600

		3,283,600

Shipping-10.3%
Bermuda-2.4%
Golar LNG Partners LP	977,062	33,923,593

Republic of the Marshall Islands-6.0%
Dynagas LNG Partners LP(1)	461,727	10,901,374
Navios Maritime Partners L.P.	792,763	14,134,964
Seadrill Partners LLC(1)	940,814	29,343,989
Teekay Corporation	181,046	12,014,213
Teekay Offshore Partners L.P.(1)	570,436	19,166,650

United States-1.9%
Capital Product Partners L.P.	2,686,782	26,814,084

		146,298,867

Transportation Infrastructure-2.4%
United States-2.4%
Macquarie Infrastructure Company LLC	519,428	34,645,848

		34,645,848

Total Master Limited Partnerships and Related Companies (Cost $1,171,072,848)		1,423,956,202

Total Investments-99.4% (Cost $1,171,072,848)		1,423,956,202
Other Assets and Liabilities-0.6%		9,096,377

Total Net Assets-100.0%		$1,433,052,579

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

See accompanying notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

September 30, 2014

(Unaudited

(1)	Non-income producing security.
(2)

Restricted securities are exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to Schedules of Investments for further information.

(3)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 2.3% of net assets. See notes to Schedules of Investments for further information.

(4)	Distributions are paid-in-kind.

See accompanying notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

September 30, 2014

(Unaudited)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of September 30, 2014:

	Value	% of Total Investments
Coal	$8,475,476	0.6%
Crude/Natural Gas Production	38,350,419	2.7%
Crude/Refined Products Pipelines	419,221,309	29.3%
Electric Utilities	39,608,666	2.8%
Independent Power and Renewable Electricity Producers	39,935,718	2.9%
Independent Power Producers & Energy Traders	11,392,598	0.8%
Natural Gas Gathering/Processing	404,587,943	28.4%
Natural Gas/Natural Gas Liquids Pipelines	278,155,758	19.6%
Oil & Gas Drilling	3,283,600	0.2%
Shipping	146,298,867	10.3%
Transportation Infrastructure	34,645,848	2.4%

Total	$1,423,956,202	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of September 30, 2014:

	Value	% of Total Investments
Bermuda	$33,923,593	2.4%
Monaco	6,933,810	0.5%
Republic of the Marshall Islands	85,561,190	6.0%
United Kingdom	60,856,964	4.3%
United States	1,236,680,645	86.8%

Total	$1,423,956,202	100.0%

See accompanying notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

September 30, 2014

(Unaudited)

Other Assets and Liabilities-100.0%	$27,312,871

Net Assets-100.0%	$27,312,871

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	December 2014	11	$1,163,239	$13,837
10 Year Canada Bond	December 2014	10	1,209,859	(8,313)
10 Year Japan Government Bond	December 2014	1	1,329,929	1,320
10 Year U.S. Treasury Note	December 2014	8	997,125	(6,388)
Amsterdam Exchanges Index	October 2014	15	1,596,555	10,829
Cocoa *	December 2014	54	1,782,000	61,256
Coffee ‘C’ *	December 2014	19	1,377,619	(11,603)
Corn *	March 2015	339	5,652,825	(803,603)
Euro-Bund	December 2014	7	1,323,390	8,070
FTSE/JSE Top 40 Index	December 2014	19	750,598	(30,805)
FTSE/MIB Index	December 2014	6	790,738	(2,540)
Gasoline RBOB *	February 2015	55	5,515,125	(244,299)
Hang Seng China Enterprises Index	October 2014	5	332,503	(7,943)
Hang Seng Index	October 2014	7	1,028,643	(33,857)
IBEX 35 Index	October 2014	14	1,919,862	(9,184)
ICE Brent Crude *	February 2015	57	5,512,470	(317,472)
Lean Hogs *	December 2014	21	794,010	9,891
Live Cattle *	December 2014	115	7,519,850	145,944
Long Gilt	December 2014	7	1,283,723	4,941
MSCI Taiwan Stock Index	October 2014	124	4,016,360	(5,014)
Natural Gas *	November 2014	168	6,923,280	339,818
NY Harbor ULSD *	November 2014	5	556,605	(25,925)
NYMEX WTI Crude *	February 2015	61	5,452,790	(119,378)
Russell 2000 Mini Index	December 2014	124	13,597,840	(590,568)
S&P/Toronto Stock Exchange 60 Index	December 2014	22	3,383,890	(117,593)
SGX MSCI Singapore Index	October 2014	29	1,679,426	(3,435)
SGX S&P CNX Nifty Index	October 2014	69	1,102,413	(12,152)
Soybean *	November 2014	131	5,981,788	(657,686)
Tokyo Price Index	December 2014	4	483,859	922
Wheat *	March 2015	185	4,537,125	(845,158)

			$89,595,439	$(3,256,088)

See accompanying notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

September 30, 2014

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	December 2014	8	$924,952	$13,717
CAC 40 10 Euro	October 2014	56	3,121,680	7,296
CBOE Volatility Index (VIX)	October 2014	84	1,369,200	(102,294)
Copper *	December 2014	6	451,125	13,824
Corn *	December 2014	445	7,136,688	1,048,893
Cotton No.2 *	December 2014	42	1,288,770	192,833
E-Mini S&P 500	December 2014	137	13,463,675	177,630
E-Mini S&P MidCap 400	December 2014	3	409,620	13,530
FTSE 100 Index	December 2014	21	2,248,444	51,694
Gasoline RBOB *	November 2014	56	5,732,530	181,642
German Stock Index	December 2014	9	2,696,744	52,633
Gold 100 Oz *	December 2014	5	605,800	30,601
ICE Brent Crude *	December 2014	61	5,814,520	336,247
ICE Gas Oil *	November 2014	13	1,050,725	45,981
Live Cattle *	February 2015	87	5,706,330	(355,859)
Natural Gas *	February 2015	133	5,633,880	(228,135)
NY Harbor ULSD *	February 2015	10	1,119,552	63,495
NYMEX WTI Crude *	November 2014	66	6,016,560	38,914
OMXS30 Index	October 2014	25	486,674	1,741
Silver *	December 2014	11	938,135	118,509
Soybean *	March 2015	123	5,717,963	607,527
Sugar #11 *	March 2015	78	1,437,072	33,417
Wheat *	December 2014	237	5,661,338	1,008,563

			$79,031,977	$3,352,399

*	All or a portion of these investments are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	10/16/14	$1,064,139	$115,908
KOSPI 200 Index	Goldman Sachs	12/11/14	487,158	7,924

			$1,551,297	$123,832

See accompanying notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

September 30, 2014

(Unaudited)

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Long Contracts:
Australian Dollar	Goldman Sachs	10/14/14	2,571,917	$2,381,783	$2,249,089	$(132,694)
Brazilian Real	Goldman Sachs	10/14/14	13,547,206	5,956,125	5,513,249	(442,876)
British Pound	Goldman Sachs	10/14/14	1,958,885	3,230,431	3,174,755	(55,676)
Canadian Dollar	Goldman Sachs	10/14/14	1,396,116	1,266,901	1,246,309	(20,592)
Chilean Peso	Goldman Sachs	10/14/14	286,236,789	478,728	478,018	(710)
Czech Koruna	Goldman Sachs	10/14/14	13,844,615	649,331	636,612	(12,719)
Indian Rupee	Goldman Sachs	10/14/14	385,387,853	6,311,626	6,221,154	(90,472)
Indonesian Rupiah	Goldman Sachs	10/14/14	39,036,868,186	3,269,668	3,197,198	(72,470)
Israeli New Shekel	Goldman Sachs	10/14/14	1,593,803	447,929	432,899	(15,030)
Japanese Yen	Goldman Sachs	10/14/14	56,079,533	519,960	511,449	(8,511)
Korean Won	Goldman Sachs	10/14/14	4,750,966,328	4,658,724	4,501,764	(156,960)
Malaysian Ringgit	Goldman Sachs	10/14/14	10,976,521	3,439,774	3,344,193	(95,581)
Mexican Peso	Goldman Sachs	10/14/14	24,789,038	1,881,470	1,844,177	(37,293)
New Zealand Dollar	Goldman Sachs	10/14/14	5,592,526	4,626,814	4,357,909	(268,905)
Norwegian Krone	Goldman Sachs	10/14/14	3,384,849	530,790	526,767	(4,023)
Philippine Peso	Goldman Sachs	10/14/14	44,891,905	1,018,435	1,000,044	(18,391)
Polish Zloty	Goldman Sachs	10/14/14	8,070,418	2,506,478	2,436,723	(69,755)
Russian Ruble	Goldman Sachs	10/14/14	56,553,594	1,495,830	1,424,975	(70,855)
South African Rand	Goldman Sachs	10/14/14	8,139,998	753,446	720,368	(33,078)
Swedish Krona	Goldman Sachs	10/14/14	1,550,543	217,178	214,939	(2,239)
Taiwan Dollar	Goldman Sachs	10/14/14	27,172,125	900,875	893,373	(7,502)
Turkish Lira	Goldman Sachs	10/14/14	3,780,997	1,710,942	1,654,986	(55,956)

				$48,253,238	$46,580,950	$(1,672,288)

Short Contracts:
Australian Dollar	Goldman Sachs	10/14/14	780,517	$696,306	$682,546	$13,760
Brazilian Real	Goldman Sachs	10/14/14	1,712,441	718,609	696,905	21,704
British Pound	Goldman Sachs	10/14/14	799,782	1,299,521	1,296,203	3,318
Canadian Dollar	Goldman Sachs	10/14/14	4,714,888	4,311,823	4,208,965	102,858
Chilean Peso	Goldman Sachs	10/14/14	1,843,917,493	3,120,260	3,079,359	40,901
Czech Koruna	Goldman Sachs	10/14/14	138,384,566	6,551,923	6,363,285	188,638
Euro	Goldman Sachs	10/14/14	1,982,954	2,585,433	2,504,503	80,930
Hungarian Forint	Goldman Sachs	10/14/14	511,638,868	2,114,577	2,080,332	34,245
Indian Rupee	Goldman Sachs	10/14/14	26,421,475	431,531	426,511	5,020
Israeli New Shekel	Goldman Sachs	10/14/14	5,235,977	1,436,950	1,422,164	14,786
Japanese Yen	Goldman Sachs	10/14/14	566,421,748	5,393,573	5,165,810	227,763
Korean Won	Goldman Sachs	10/14/14	928,302,763	895,753	879,611	16,142
New Zealand Dollar	Goldman Sachs	10/14/14	1,516,515	1,223,657	1,181,726	41,931
Norwegian Krone	Goldman Sachs	10/14/14	14,712,337	2,369,897	2,289,606	80,291
Philippine Peso	Goldman Sachs	10/14/14	77,163,796	1,765,479	1,718,956	46,523
Polish Zloty	Goldman Sachs	10/14/14	2,430,536	747,425	733,858	13,567
Russian Ruble	Goldman Sachs	10/14/14	38,552,716	1,007,324	971,408	35,916
Singapore Dollar	Goldman Sachs	10/14/14	288,615	228,017	226,294	1,723
Swedish Krona	Goldman Sachs	10/14/14	29,859,322	4,259,132	4,139,142	119,990
Swiss Franc	Goldman Sachs	10/14/14	1,765,215	1,907,634	1,849,614	58,020
Taiwan Dollar	Goldman Sachs	10/14/14	149,798,330	5,009,307	4,925,114	84,193

				$48,074,131	$46,841,912	$1,232,219

See accompanying notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

September 30, 2014

(Unaudited)

Allocation of Portfolio Holdings:

Risk Exposure	Notional/Contract Value	Percent of Total Derivative Exposure
Commodity Risk	$105,916,475	39.8%
Equity Risk	56,954,973	21.4%
Foreign Exchange Rate Risk	96,327,369	36.1%
Interest Rate Risk	7,307,265	2.7%

Total	$266,506,082	100.0%

See accompanying notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments

September 30, 2014

(Unaudited)

Other Assets and Liabilities-100.0%	$32,487,401

Net Assets-100.0%	$32,487,401

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	December 2014	106	$11,209,392	$132,331
10 Year Canada Bond	December 2014	104	12,582,533	(81,659)
10 Year Japan Government Bond	December 2014	11	14,629,218	12,647
10 Year U.S. Treasury Note	December 2014	83	10,345,172	(63,945)
Amsterdam Exchanges Index	October 2014	35	3,725,295	26,497
ASX SPI 200 Index	December 2014	18	2,081,141	(51,321)
CAC 40 10 Euro	October 2014	22	1,226,374	(3,031)
Cocoa *	December 2014	168	5,544,000	209,221
Coffee ‘C’ *	December 2014	38	2,755,238	9,379
E-Mini S&P 500	December 2014	46	4,520,650	(54,238)
E-Mini S&P MidCap 400	December 2014	26	3,550,040	(138,689)
Euro-Bund	December 2014	78	14,746,347	88,654
FTSE 100 Index	December 2014	21	2,248,444	(51,022)
FTSE/JSE Top 40 Index	December 2014	61	2,409,816	(100,113)
FTSE/MIB Index	December 2014	3	395,369	2,704
German Stock Index	December 2014	1	299,638	(3,537)
Hang Seng China Enterprises Index	October 2014	35	2,327,518	(55,603)
Hang Seng Index	October 2014	18	2,645,082	(87,061)
IBEX 35 Index	October 2014	15	2,056,995	(6,335)
Lean Hogs *	December 2014	2	75,620	(715)
Live Cattle *	December 2014	78	5,100,420	169,917
LME Primary Aluminum *	November 2014	30	1,461,375	(12,552)
LME Primary Nickel *	November 2014	19	1,856,034	(359,636)
LME Zinc *	November 2014	71	4,054,988	(179,831)
Long Gilt	December 2014	78	14,304,341	55,046
MSCI Taiwan Stock Index	October 2014	93	3,012,270	(3,771)
Natural Gas *	November 2014	116	4,780,360	243,699
OMXS30 Index	October 2014	137	2,666,975	(10,150)
Russell 2000 Mini Index	December 2014	21	2,302,860	(96,947)
S&P/Toronto Stock Exchange 60 Index	December 2014	38	5,844,901	(197,287)
SGX MSCI Singapore Index	October 2014	68	3,937,965	(8,055)
SGX S&P CNX Nifty Index	October 2014	219	3,498,963	(35,643)
Tokyo Price Index	December 2014	29	3,507,979	94,535

			$155,703,313	$(556,511)

See accompanying notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

September 30, 2014

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Copper *	December 2014	105	$7,894,688	$287,603
Corn *	December 2014	160	2,566,000	365,463
Cotton No.2 *	December 2014	136	4,173,160	535,605
Gasoline RBOB *	November 2014	40	4,094,664	90,849
Gold 100 Oz *	December 2014	31	3,755,960	131,838
ICE Brent Crude *	December 2014	38	3,622,160	147,887
ICE Gas Oil *	November 2014	61	4,930,325	215,625
LME Lead *	November 2014	7	366,844	656
NY Harbor ULSD *	November 2014	44	4,898,124	227,668
NYMEX WTI Crude *	November 2014	49	4,466,840	21,581
Silver *	December 2014	32	2,729,120	330,435
Soybean *	November 2014	3	136,988	216
Sugar #11 *	March 2015	213	3,924,312	101,186
Wheat *	December 2014	104	2,484,300	427,775

			$50,043,485	$2,884,387

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements - Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	10/16/14	$2,261,295	$(134,531)

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	12/11/14	$1,948,630	$8,034

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$75,671,520	36.0%
Equity Risk	56,468,200	26.9%
Interest Rate Risk	77,817,003	37.1%

Total	$209,956,723	100.0%

See accompanying notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

September 30, 2014

(Unaudited)

	Shares/Units	Fair Value
Common Stocks-87.4%
Consumer Discretionary-10.7%
Brazil-1.4%
Ambev S.A. ADR	150,197	$983,790
France-2.1%
Vivendi Universal S.A.	61,568	1,486,658
Italy-0.9%
Mediaset S.p.A.(1)	168,823	648,147
United States-6.3%
Johnson Controls, Inc.	18,231	802,164
Ross Stores, Inc.	25,154	1,901,139
YUM! Brands, Inc.	24,797	1,784,888

		7,606,786

Consumer Staples-9.7%
United Kingdom-3.3%
Reckitt Benckiser Group plc	27,126	2,352,321
United States-6.4%
CVS Health Corporation	27,399	2,180,686
PepsiCo, Inc.	24,974	2,324,830

		6,857,837
Energy-17.8%
France-1.9%
Total S.A. ADR	21,244	1,369,176
Luxembourg-1.9%
Tenaris, S.A. ADR	29,426	1,340,354
Netherlands-3.0%
Royal Dutch Shell plc ADR	28,075	2,137,350
United States-11.0%
CONE Midstream Partners LP(1)	6,125	172,113
CONSOL Energy Inc.	32,147	1,217,085
NGL Energy Partners LP(1)	28,288	1,113,699
Oasis Petroleum Inc.(1)	14,500	606,245
Phillips 66	18,139	1,474,882
Plains GP Holdings, L.P., Class A	56,687	1,737,457
Targa Resources Corp.	11,044	1,503,862

		12,672,223

Financials-19.1%
Brazil-0.9%
Banco Santander (Brasil) S.A. ADR	97,803	639,632
China-1.8%
China Merchants Bank Co., Ltd.	745,538	1,275,113
Germany-2.1%
Muenchener Rueckversicherungs-Gesellschaft AG	7,270	1,437,327
Hong Kong-1.2%
Luk Fook Holdings (International) Limited	287,690	835,511
Italy-1.2%
UniCredit S.p.A.	107,893	852,973
Japan-1.1%
Sumitomo Mitsui Trust Holdings, Inc.	184,977	770,035
Spain-1.3%
Banco Bilbao Vizcaya Argentaria, S.A. ADR	78,751	945,012

See accompanying notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

September 30, 2014

(Unaudited)

	Shares/Units	Fair Value
Financials (continued)
Switzerland-1.6%
UBS AG GRS	63,994	$1,111,576
United States-7.9%
Bank of America Corporation	72,556	1,237,080
Capital One Financial Corporation	15,152	1,236,706
Genworth Financial, Inc., Class A(1)	63,524	832,164
MetLife, Inc.	20,098	1,079,665
The Bank of New York Mellon Corporation	32,754	1,268,562

		13,521,356

Health Care-9.5%
France-2.3%
Sanofi ADR	28,446	1,605,207
Germany-1.8%
Bayer AG	9,272	1,298,593
Switzerland-2.7%
Novartis AG ADR	20,676	1,946,231
United States-2.7%
Abbott Laboratories	45,413	1,888,727

		6,738,758

Industrials-6.8%
Ireland-1.3%
Allegion Public Limited Company	19,000	905,160
United States-5.5%
CSX Corporation	41,132	1,318,692
Rockwell Automation, Inc.	10,378	1,140,335
United Technologies Corporation	13,463	1,421,693

		4,785,880

Information Technology-6.8%
United States-6.8%
Fiserv, Inc.(1)	25,491	1,647,611
Google Inc., Class A(1)	1,940	1,141,515
International Business Machines Corporation	10,781	2,046,557

		4,835,683

Materials-2.9%
Brazil-0.9%
Vale S.A. ADR	61,122	672,953
Switzerland-2.0%
Syngenta AG ADR	22,342	1,415,813

		2,088,766

Telecommunication Services-1.8%
United States-1.8%
Verizon Communications Inc.	25,000	1,249,750

		1,249,750

Utilities-2.3%
United States-2.3%
ONEOK, Inc.	25,200	1,651,860

		1,651,860

Total Common Stock (Cost $56,069,956)		62,008,899

Registered Investment Companies-6.1%
Hong Kong-3.4%
iShares FTSE A50 China Index ETF	2,050,000	2,410,491

See accompanying notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

September 30, 2014

(Unaudited)

	Shares/Units	Fair Value
Registered Investment Companies (continued)
		$2,410,491

United States-2.7%
iShares MSCI Turkey ETF	10,049	493,205
WisdomTree Japan Hedged Equity Fund ETF	27,346	1,430,743

		1,923,948

Total Registered Investment Companies (Cost $4,103,794)		4,334,439

Total Investments-93.5% (Cost $60,173,750)		66,343,338
Other Assets and Liabilities-6.5%		4,639,693

Total Net Assets-100.0%		$70,983,031

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

GRS - Global Registered Shares

See accompanying notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

September 30, 2014

(Unaudited)

Allocation of Portfolio Holdings:

Salient Global Equity Fund invested in the following industries as of September 30, 2014:

	Value	% of Total Investments
Consumer Discretionary	$7,606,786	11.5%
Consumer Staples	6,857,837	10.3%
Energy	12,672,223	19.1%
Financials	13,521,356	20.5%
Health Care	6,738,758	10.1%
Industrials	4,785,880	7.2%
Information Technology	4,835,683	7.3%
Materials	2,088,766	3.1%
Telecommunication Services	1,249,750	1.9%
Utilities	1,651,860	2.5%
Registered Investment Companies	4,334,439	6.5%

Total	$66,343,338	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of September 30, 2014:

	Value	% of Total Investments
Brazil	$2,296,375	3.5%
China	1,275,113	1.9%
France	4,461,041	6.7%
Germany	2,735,920	4.1%
Hong Kong	3,246,002	4.9%
Ireland	905,160	1.4%
Italy	1,501,120	2.3%
Japan	770,035	1.2%
Luxembourg	1,340,354	2.0%
Netherlands	2,137,350	3.2%
Spain	945,012	1.4%
Switzerland	4,473,620	6.7%
United Kingdom	2,352,321	3.5%
United States	37,903,915	57.2%

Total	$66,343,338	100.0%

See accompanying notes to Schedules of Investments.

SALIENT MLP FUND

Schedule of Investments

September 30, 2014

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-144.6%
Coal-2.8%
United States-2.8%
Alliance Resource Partners, L.P.(1)(2)	9,368	$639,272

		639,272

Crude/Natural Gas Production-13.0%
United States-13.0%
Memorial Production Partners LP(1)(2)	29,396	646,712
Tallgrass Energy Partners, LP(2)	21,792	987,396
Western Gas Equity Partners, LP(1)(2)	21,284	1,297,046

		2,931,154

Crude/Refined Products Pipelines-44.3%
United States-44.3%
American Midstream Partners, LP(1)(2)(3)(5)	17,763	470,364
Magellan Midstream Partners, L.P.(1)(2)	19,121	1,609,606
MPLX LP(1)(2)	10,847	639,322
Oiltanking Partners, L.P.(1)(2)	26,548	1,316,515
Plains All American Pipeline, L.P.(1)(2)	16,482	970,131
Plains GP Holdings, L.P., Class A(1)	31,947	979,176
Rose Rock Midstream, L.P.(1)(2)	28,356	1,677,257
Summit Midstream Partners, LP(1)(2)	32,719	1,664,088
Sunoco Logistics Partners L.P.(1)(2)	13,438	648,518

		9,974,977

Natural Gas Gathering/Processing-37.9%
United States-37.9%
Access Midstream Partners, L.P.(1)(2)	23,761	1,512,150
CONE Midstream Partners LP(2)	2,100	59,010
Enable Midstream Partners, LP(1)	32,727	806,393
EnLink Midstream Partners, LP(1)(2)	10,917	332,423
Markwest Energy Partners, L.P.(1)(2)	8,392	644,673
NGL Energy Partners LP(1)(3)(5)	20,500	758,705
NGL Energy Partners LP(1)(2)	26,476	1,042,360
Targa Resources Corp.(1)	9,383	1,277,683
Targa Resources Partners LP(1)(2)	11,368	822,475
The Williams Companies, Inc.(1)	22,894	1,267,183

		8,523,055

Natural Gas/Natural Gas Liquids Pipelines-46.6%
United Kingdom-1.4%
VTTI Energy Partners LP(1)(2)	12,732	319,064
United States-45.2%
AmeriGas Partners, L.P.(1)(2)	16,273	742,374
Enbridge Energy Partners, L.P.(1)(2)	8,142	316,317
Energy Transfer Equity, L.P.(1)(2)	21,397	1,319,981
Energy Transfer Partners, L.P.(1)(2)	10,635	680,534
Enterprise Products Partners L.P.(1)(2)	56,517	2,277,636
EQT Midstream Partners, LP(1)(2)	10,974	983,380
ONEOK Partners, L.P.(1)(2)	17,520	980,419
ONEOK, Inc.(1)	9,738	638,326
PBF Logistics LP(1)	24,901	630,493
Regency Energy Partners LP(1)(2)	30,317	988,941
Williams Partners L.P.(1)(2)	11,347	601,958

See accompanying notes to Schedules of Investments.

SALIENT MLP FUND

Schedule of Investments, continued

September 30, 2014

(Unaudited)

	Shares/Units	Fair Value
Natural Gas/Natural Gas Liquids Pipelines (continued)
		$10,479,423

Total Master Limited Partnerships and Related Companies (Cost $29,649,899)		32,547,881

Total Investments-144.6% (Cost $29,649,899)		32,547,881
Credit Facility-(44.2)%		(9,950,000)
Other Assets and Liabilities-(0.4)%		(93,297)

Total Net Assets-100.0%		$22,504,584

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)

All or a portion of these securities are held as collateral for the line of credit agreement. As of September 30, 2014 the total fair value of securities held as collateral for the line of credit agreement is $21,415,656.

(2)	Non-income producing security.
(3)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 5.5% of net assets. See notes to Schedules of Investments for further information.

(4)	Distributions are paid-in-kind.
(5)

Restricted securities are exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to Schedules of Investments for further information.

Salient MLP Fund invested in the following industries as of September 30, 2014:

	Value	% of Total Investments
Coal	$639,272	2.0%
Crude/Natural Gas Production	2,931,154	9.0%
Crude/Refined Products Pipelines	9,974,977	30.6%
Natural Gas Gathering/Processing	8,523,055	26.2%
Natural Gas/Natural Gas Liquids Pipelines	10,479,423	32.2%

Total	$32,547,881	100.0%

Salient MLP Fund invested in securities with exposure to the following countries as of September 30, 2014:

	Value	% of Total Investments
United Kingdom	$319,064	1.0%
United States	32,228,817	99.0%

Total	$32,547,881	100.0%

See accompanying notes to Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments

September 30, 2014

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2014, the Trust is comprised of six funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund	Trend Fund	January 2, 2013
Salient Global Equity Fund	Global Equity Fund	January 3, 2013
Salient MLP Fund	MLP Fund	April 2, 2014

The Risk Parity Fund, the MLP Energy Fund, the Alternative Beta Fund, the Trend Fund, and the MLP Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. Each class of Shares is identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The MLP Energy Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The investment objective of the MLP Fund is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund and Global Equity Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund and the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2014

(Unaudited)

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which was wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, is organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation. The MLP Energy Fund invested in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary. In July 2014, SCA made the decision to liquidate the MLP Subsidiary and simultaneously transfer the investments held to the MLP Energy Fund. The orderly liquidation was completed on September 2, 2014.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The Global Equity Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

The MLP Fund is organized under the laws of the State of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the Schedule of Investments shall include those consolidated and on an individual fund basis, as the context requires.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2014

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedules of Investments reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the Alternative Beta Fund and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Global Equity Fund, the MLP Energy Fund, and the MLP Fund are presented on an individual fund basis.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (“Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2014

(Unaudited)

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price if held long, or at the last reported ask price if held short. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Adviser Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Adviser Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

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September 30, 2014

(Unaudited)

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

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September 30, 2014

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(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund, the MLP Subsidiary and the MLP Fund invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s and MLP Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund and the MLP Fund may each invest up to 15% of their total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at September 30, 2014 are identified below and are also presented in the MLP Energy Fund’s and MLP Fund’s Schedules of Investments.

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September 30, 2014

(Unaudited)

Fund	Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/ Units	Fair Value
MLP Energy Fund	American Midstream Partners, LP *	1.1%	8/19/14	$15,210,347	589,377	$15,606,703
	NGL Energy Partners L.P. *	1.2%	6/12/14	18,756,200	477,500	17,672,275
MLP Fund	American Midstream Partners, LP *	2.1%	8/19/14	458,419	17,763	470,364
	NGL Energy Partners L.P. *	3.4%	6/12/14	805,240	20,500	758,705

*	Securities have been deemed liquid by the Adviser based on procedures approved by the Board.

(h) USE OF ESTIMATES

The Schedules of Investments have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedules of Investments. Actual results could differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS— The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund and the Global Equity Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty

OPTIONS – The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the MLP Energy Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2014

(Unaudited)

buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the MLP Energy Fund writes a call option, the MLP Energy Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the MLP Energy Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the MLP Energy Fund retains the risk of loss should the price of the underlying security decline.

The MLP Energy Fund had the following transactions in written call options during the period ended September 30, 2014:

MLP Energy Fund	Number of Contracts	Premiums
Options outstanding at December 31, 2013	—	$—
Options written	56,994	3,422,820
Options exercised	(1,970)	(39,843)
Options expired	(825)	(60,605)
Options closed	(54,199)	(3,322,372)

Options outstanding at September 30, 2014	—	$—

SWAP AGREEMENTS—As of September 30, 2014, the Risk Parity Fund, Alternative Beta Fund and Trend Fund invested in total return swap agreements in accordance with their investment objectives to gain exposure to a variety of non-traditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

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September 30, 2014

(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of September 30, 2014, and where such derivatives are recorded:

	Assets			Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Unrealized Appreciation on Futures Contracts	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Unrealized Depreciation on Futures Contracts	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$—	$1,178,500	$—	$—	$3,334,385	$—
Alternative Beta Fund	—	4,277,355	—	—	3,609,118	—
Trend Fund	—	3,516,603	—	—	552,734	—

Equity Risk Exposure:
Risk Parity Fund	—	157,767	—	—	2,022,661	341,836
Alternative Beta Fund	—	329,992	123,832	—	915,385	—
Trend Fund	—	123,736	8,034	—	902,803	134,531

Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	1,232,219	—	—	1,672,288	—	—

Interest Rate Risk Exposure:
Risk Parity Fund	—	778,087	—	—	717,411	—
Alternative Beta Fund	—	28,168	—	—	14,701	—
Trend Fund	—	288,678	—	—	145,604	—

(j) CFTC REGULATION

On August 13, 2013, the CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, the MLP Fund, and the Global Equity Fund, SCA and Salient Adviser, respectively, have claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund and the Trend Fund, Salient Adviser has not renewed a filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

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September 30, 2014

(Unaudited)

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

• Level 1 —

unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 —	investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3 —	investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended September 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization as of September 30, 2014, of the Funds’ investments based upon the inputs utilized in determining the value of such investments. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

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September 30, 2014

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	LEVEL 1		LEVEL 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Futures Contracts	$—	$(3,960,103)	$—	$—	$—	$(3,960,103)
Total Return Swap Agreements	—	—	—	(341,836)	—	(341,836)

Total	$—	$(3,960,103)	$—	$(341,836)	$—	$(4,301,939)

MLP Energy Fund
Master Limited Partnerships and Related Companies
Crude/Refined Products Pipelines	$403,614,606	$—	$15,606,703	$—	$419,221,309	$—
Natural Gas Gathering/Processing	386,915,668	—	17,672,275	—	404,587,943	—
Other Master Limited Partnerships and Related Companies(a)	600,146,950	—	—	—	600,146,950	—

Total	$1,390,677,224	$—	$33,278,978	$—	$1,423,956,202	$—

Alternative Beta Fund
Futures Contracts	$—	$96,311	$—	$—	$—	$96,311
Total Return Swap Agreements	—	—	—	123,832	—	123,832
Forward Foreign Currency Exchange Contracts	—	—	—	(440,069)	—	(440,069)

Total	$—	$96,311	$—	$(316,237)	$—	$(219,926)

Trend Fund
Futures Contracts	$—	$2,327,876	$—	$—	$—	$2,327,876
Total Return Swap Agreements				(126,497)		(126,497)

Total	$—	$2,327,876	$—	$(126,497)	$—	$2,201,379

Global Equity Fund
Common Stocks	$62,008,899	$—	$—	$—	$62,008,899	$—
Registered Investment Companies	4,334,439	—		—	4,334,439	—

Total	$66,343,338	$—	$—	$—	$66,343,338	$—

MLP Fund
Master Limited Partnerships and Related Companies
Crude/Refined Products Pipelines	$9,504,613	$—	$470,364	$—	$9,974,977	$—
Natural Gas Gathering/Processing	7,764,350	—	758,705	—	8,523,055	—
Other Master Limited Partnerships and Related Companies(a)	14,049,849	—	—	—	14,049,849	—

Total	$31,318,812	$—	$1,229,069	$—	$32,547,881	$—

(a)	For detailed investment categorizations, see the accompanying Schedules of Investments.
^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts and swap agreements. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

(4) FEDERAL INCOME TAXES

At September 30, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MLP Energy Fund	$1,174,166,572	$255,195,989	$(5,406,359)	$249,789,630

MLP Fund	29,674,066	2,974,300	(100,485)	2,873,815

Global Equity Fund	60,194,886	7,751,576	(1,603,124)	6,148,452

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September 30, 2014

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(5) CREDIT FACILITY

The MLP Fund maintains a line of credit agreement (the “Agreement”) with The Bank of Nova Scotia (“BNS”) which provides an $18,000,000 committed lending facility. Borrowings under the Agreement are secured by investments in the MLP Fund’s investment portfolio, as detailed in the MLP Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

The MLP Energy Fund’s and the MLP Fund’s investment portfolios are concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio’s on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio’s were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund and the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund and the MLP Fund invest a relatively high percentage of their assets in the obligations of a limited number of issuers, the MLP Energy Fund and the MLP Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

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(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 21, 2014

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: November 21, 2014